UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

       Pursuant to Section 13 or 15(d) of the Securities Exchange of 1934


                        Date of Report: November 9, 2005
                        (Date of earliest event reported)

                               PLANGRAPHICS, INC.
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             (Exact name of registrant as specified in its charter)


        Colorado                   0-14273                84-0868815
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       (State of                 (Commission            (IRS Employer
     incorporation)              File Number)         Identification No.)


                    112 East Main Street, Frankfort, KY 40601
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               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code (720) 851-0716



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             (Former Name and address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

PlanGraphics, Inc. amended the employment agreement of John C. Antenucci, its President and Chief Executive Officer. The employment agreement dated May 1, 2002 and originally filed with Form 10-Q for March 31, 2002, has been extended through September 30, 2006. The terms of the employment agreement remain unchanged. The second amendment to the employment agreement is filed with this report as Exhibit 10.1.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.            Description
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10.1 Second Amendment to Antenucci Employment Agreement, letter dated February 1, 2006, and executed November 9, 2005.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               PLANGRAPHICS, INC.
                                  (Registrant)


November 15, 2005              /S/  Fred Beisser
                               ------------------
                                   (Signature)
                              Frederick G. Beisser
                         Senior Vice President - Finance
              Secretary, Treasurer and Principal Accounting Officer

                                  EXHIBIT INDEX


Exhibit No.                       Description
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10.1 Second Amendment to Antenucci Employment Agreement, dated February 1, 2006, and executed on November 9, 2005.